                                                            Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:/s/J. MAHLON BUCK, JR.
                                        --------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:/s/PAUL J. DARLING, II
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is Chief Financial Officer of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/KURT E. DINKELACKER
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED: /s/WILLIAM F. DRAKE, JR.
                                        ---------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/JAMES J. FORESE
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/FREDERICK S. HAMMER
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                            SIGNED:/s/BARBARA BARNES HAUPTFUHRER
                                    ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:    /s/DANA G. MEAD
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                      SIGNED:  /s/RAY B. MUNDT
                                             ----------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/PAUL C. O'NEILL
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/ROGELIO G. SADA
                                        --------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                 SIGNED:  /s/JAMES W. STRATTON
                                        ----------------------------

                               POWER OF ATTORNEY
                               -----------------



            The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

            The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



            Dated this 14th day of November, 1994.



                                      SIGNED: /s/JOHN E. STUART
                                             ----------------------